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                                                                  Exhibit 10.5.1



                Schedule to Form of Severance Benefits Agreement


     Pursuant to Instruction 2 to Item 601 of Regulation S-K, this Schedule sets forth a list of those executive officers of Leap Wireless International, Inc. who have executed the form of Severance Benefits Agreement filed as Exhibit 10.5.1:


     Glenn P. Umetsu
     Leonard C. Stephens
     David B. Davis